EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
Pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002
I, Finbarr J. O’Neill, President and Chief Executive Officer of The Reynolds and Reynolds Company (the “Company”), hereby certify that, to my knowledge:
1.	The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: June 8, 2006

/s/ Finbarr J. O’Neill
President and Chief Executive Officer

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